DSS AMERICAFIRST ALPHA TRENDS FACTOR FUND Class A: SBQAX Class U: SBQUX Class I: SBQIX SUMMARY PROSPECTUS November 1, 2024

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://americafirst.fund/regulatory-documents.  You can also get this information at no cost by calling 1-877-217-8501, emailing info@americafirst.fund or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus dated November 1, 2024, and statement of additional information, dated November 1, 2024, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, email address or phone number noted above.

Investment Objective: The Fund seeks to provide capital gains.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.  You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 28 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	4.06%	4.05%	4.05%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (1)	5.57%	6.31%	5.31%
Fee Waiver and Reimbursement (2)	(3.34)%	(3.33)%	(3.32)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.23%	2.98%	1.99%

(1)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies (i.e. acquired fund fees and expenses).

(2)

The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees; (vii) specialized pricing services, (viii) proxy costs not borne by the Advisor or another party, (ix) unusual or unanticipated audit costs, (x) change in service provider transition expenses, and (xi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) in order to limit annual fund operating expenses to 1.75%, 2.50% and 1.52% for Class A, Class U and Class I, respectively.  These expense limitations will remain in effect until at least through October 31, 2025.  During its first year, this agreement may be terminated only by the Fund’s Board of Trustees on written notice to the Advisor.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the date fees have been waived or reimbursed).  The Fund may only make a recoupment payment to the Advisor if such payment does not cause the Fund’s expense ratio (after the recoupment payment is taken into account) to exceed the lesser of (i) the expense limit at the time of the waiver and reimbursement, and (ii) the Fund’s then-current expense limit.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$715	$1,796	$2,865	$5,485
Class U	$543	$1,782	$2,989	$5,870
Class I	$202	$1,293	$2,376	$5,057

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 76.48% of the average value of the portfolio.

Principal Investment Strategies:

The Fund invests primarily in common stocks of companies that are selected using the investment Advisor’s alpha trends factor strategy.  The Fund invests in the securities of domestic and foreign companies without restriction as to capitalization.  The Fund defines foreign companies as those (i) organized outside the U.S., or (ii) that derive a majority of revenue or profits outside the U.S., or (iii) that have a majority of their assets or employees outside the U.S.  Alpha is an investment industry term referring to the performance of a portfolio or asset class relative to its benchmark or index.  For example, if an equity fund returned 10% in a year in which the S&P 500® Index rose only 5%, that fund would have an alpha of 5%.  The baseline measure for alpha is zero, which would indicate an investment performed exactly in line with its benchmark or index.

The Fund’s investment advisor, AmericaFirst Wealth Management, Inc., applies a tactical investment approach using its alpha trends factor strategy to seek out equity asset classes that it expects to have above-market returns.  The Advisor uses style classification and quantitative measures to identify alpha trends that it believes will persist.  The Advisor tracks qualitative and style factors (using ETFs and indexes that track buybacks, spin-offs, quality, small-cap, value, growth, momentum, etc.) to ascertain which factors are outperforming the S&P 500® Index and trending.  A company buying back its own shares may signal that the company believes its shares are undervalued.  A spinoff of a division of a company as a stand-alone entity may signal that the division was not fully valued by the market when it resided in the former parent company.  Quality refers to companies with relatively strong earnings and relatively stable balance sheets, which may lead to higher share prices as the market recognized the value of stability.  Value refers to a company with a low price-to-asset ratio or low price-to-earnings ratio.  Growth companies are those growing faster than the economy as whole and may have share prices that grow faster than the stock market in general.  Momentum refers to the persistence of certain returns over time such as those, for example, of artificial intelligence companies over the recent past.  Trending refers to relative outperformance or underperformance versus the benchmark during within a specific time period.

A positive alpha trend is a factor that is outperforming the S&P 500® Index after previously underperforming.  The Advisor constructs and manages a diversified portfolio that holds key stocks that represent factors that are outperforming the S&P 500® Index and avoids stocks that represent factors that are underperforming.  The Advisor also constructs its own indexes and watchlists to track emerging themes such as artificial intelligence (AI), nuclear energy, space technology, electric vehicles and battery technology, cancer focused biotechnology and may own positions in these areas if they are exhibiting positive alpha trends,  The Advisor also performs fundamental analysis on each company to review financial statements to assess balance sheet strength, income statement trends, and relative valuation vs. competitors and the company’s history.  The Advisor’s selection strategy may also focus on certain economic sectors, such as technology, which may be more likely to display alpha trends.

The Advisor’s selection criteria focus on classical historical studies of investment themes that have worked well in the past: (i) low price-to-asset ratio, (ii) low price-to-earnings ratio, (iii) insider buying (iv) recent significant drop in price, and (v) small capitalization.  The low price-to-assets ratio sub-strategy reflects the Advisor’s belief that stocks priced at less than book value will, over time, rise at least to their stated book value.  The low price-to-earnings ratio sub-strategy reflects the Advisor’s belief that a company priced low in relation to earnings, whose earnings are expected to grow, is preferable to a similarly priced company whose earnings are not expected to grow.  The insider buying sub-strategy reflects the Advisor’s belief that insiders, such as company officers, often have “insightful information” which they believe will result in an increase in the market value of the company.  The drop in price sub-strategy reflects the Advisor’s belief that a decline in price, such as one triggered by disappointing earnings, is often an overreaction.  The small capitalization sub-strategy reflects the Advisor’s belief that these companies are often associated with higher growth rates and can be more easily acquired by other corporations.

In addition to purchasing individual stocks, the Fund may also execute a portion of its strategy by investing in ETFs that are representative of an investment sub-strategy, such as small cap stocks.  The Advisor selects ETFs based upon relative expenses, manager tenure, and purity of asset class exposure.  The Advisor generally sells a security to purchase other securities that the Advisor believes may perform better.  The Advisor’s strategy may result in high portfolio turnover if the underlying alpha trend factors are volatile.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

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Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.  Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity.  Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

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Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

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Small and Medium (Mid) Capitalization Stock Risk. The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

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Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth.

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Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.  The elements of the Advisor’s alpha trends factor strategy may fail to produce favorable results.  A low price-to-asset ratio may only signal that investors do not place a high economic value on the assets of a company.  A low price-to-earnings ratio may only signal that investors do not believe the current level of earnings can be maintained.  Insider buying may only signal overly optimistic assumptions by company insiders.  A recent significant drop in price may only be the start of further drops.  Small capitalization companies may fail more frequently and small capitalization stocks as a group may underperform for significant periods of time.

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ETF Risk.  When the Fund invests in an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF.  Therefore, the Fund will incur higher indirect expenses.  Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

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Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of non-dollar denominated foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  Foreign exchange rates may be volatile.

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Technology Sector Risk.  Technology companies face intense competition and may face obsolescence due to rapid technological developments.  Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

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Tracking Risk.  Investment in the Fund should be made with the understanding that the acquired funds, such as ETFs, in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

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Turnover Risk.  Because the Fund may realign its holdings frequently, the Fund may have high portfolio turnover rates (significantly in excess of 100%). Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception.  The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown.  The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index and a supplemental index.  Prior to November 1, 2024, the Fund followed a different investment strategy.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-877-217-8501.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	Jun-20	16.54%
Worst Quarter:	Mar-20	-25.96%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2024, was 15.25%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

Class A Shares	One Year	Five Years	Since Inception(1)
Return before taxes	8.00%	7.80%	6.52%
Return after taxes on distributions	8.00%	5.71%	4.68%
Return after taxes on distributions and sale of Fund shares	4.74%	5.29%	4.37%
Class I Shares
Return before taxes	14.04%	9.21%	7.76%
Class U Shares
Return before taxes	10.03%	7.54%	6.19%
S&P 500® Total Return Index (2) (reflects no deduction for fees, expenses or taxes)	26.29%	15.70%	13.29%
Lipper Multi-Cap Core Funds Index (3) (reflects no deduction for taxes)	24.23%	14.68%	10.22%

(1)

The inception date of the Fund’s shares is January 31, 2017.

(2)

The Fund’s primary broad-based securities market index was changed to reflect the Fund’s new investment strategy and to comply with recent regulatory changes.  The S&P 500® Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.

(3)

The Fund’s prior primary broad-based securities market index was the Lipper Multi-Cap Core Funds Index, which is composed of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.  Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

Advisor:  AmericaFirst Wealth Management, Inc. is the Fund’s investment advisor.

Portfolio Manager:  Daniel Lew, CFA®, Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager.  He has served the Fund in this capacity since May 2023 and is primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares:  For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. For Class I shares, the minimum initial investment is $1,000,000.  The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan.  If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.